Exhibit 99.1
KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report
Navient Corporation (the “Company”)
Navient Refinance Funding, LLC (the “Responsible Party”)
Navient Refinance Solutions, LLC
RBC Capital Markets, LLC
Atlas SP Partners, L.P.
Barclays Capital, Inc.
BofA Securities, Inc.
J.P. Morgan Securities LLC
(together, the “Specified Parties”)
Re: Navient Refinance Loan Trust 2026-C – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “NAVRL 2026-C Loan File – UPSIZE.xlsx” (the “Data File”) provided by the Responsible Party on October 16, 2026, containing information on 11,357 student loans (the “Student Loans”) as of October 5, 2026 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Refinance Loan Trust 2026-C. The Responsible Party is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Date” was within two (2) days, and “Remaining Term” was within one (1) month.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•
The term “Earnest Loan ID Mapping” means an electronic data file entitled “NAVRL 2026-C Additional Borrower Information.xlsx” provided by the servicer, Earnest Operations LLC (“Earnest”), on October 27, 2026, on behalf of the Responsible Party, containing the loan numbers for the Selected Student Loans.

•
The term “Application Verify Report” means a screenshot or pdf file containing certain information from Earnest’s internal application verification tool such as school type, school name, and school degree for the Selected Student Loans

•
The term “Payment Frequency Support” means an electronic data file entitled “NAVRL 2026-C Bi-Weekly Payment Support.xlsx” extracted from the Enterprise Data Warehouse (“EDW”) provided by the servicer, MOHELA, on November 5, 2026, on behalf of the Responsible Party, containing the information on the payment frequency changes of the Selected Student Loans (defined below) #80, #213, and #254 after the Cutoff Date.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in Title IV federal student aid programs that we were instructed by the Responsible Party to download from the “Federal Student Aid Website” (https://fsapartners.ed.gov/knowledge-center/library/application-processing-information/2026-10-30/2027-28-federal-school-code-list-participating-schools-november-2026)

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Responsible Party to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/sites/default/files/international-schools-in-federal-loan-programs.pdf).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information for certain Selected Student Loans extracted from the FDR System.
•	The term “Loan Files” means the following information sources provided by Earnest, on behalf of the Responsible Party:
–	Loan Agreement
–	Earnest Loan ID Mapping
–	Application Verify Report
–	Payment Frequency Support
–	Title IV Federal School Code List
–	Accredited Programs List
–	Amortized Payment History Schedule
–
the following screens in the FDR System: #BS Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

The Loan Files were represented by the Responsible Party or Earnest, on behalf of the Responsible Party, to be copies of the original Loan Files or electronic records contained within the respective system or website.

•	The term “Instructions” means the instructions provided by the Responsible Party pertaining to a procedure, attribute, methodology, or value, as described in Exhibit A.
•	The term “Provided Information” means the Loan Files and Instructions.
The procedures we were instructed by the Responsible Party to perform and the associated findings are as follows:
A.
We randomly selected a sample of Student Loans from the Data File using a random sampling tool, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 359 Student Loans (the “Selected Student Loans”)

B.
For each Selected Student Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions
Loan Number	Earnest Loan ID Mapping and “ACCOUNT NUMBER” field on #CU4 Screen
Loan Type	Loan Agreement, Earnest Loan ID Mapping, and Instructions
Underwriting Borrower State	Loan Agreement
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen, Payment Frequency Support, and Instructions
Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen
For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Loan ID Mapping, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Loan ID Mapping

Attributes	Loan Files/Instructions
Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “PRINCIPAL PAID” field in the Amortized Payment History Schedule, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen, notation of status change on #CIS Screen, and Instructions
School Type	“School Type” field in the “Educations” section of the Application Verify Report and Instructions
School Name	“School Name” field in “Educations” section of the Application Verify Report and Instructions. Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.
School Degree	“Degree” field in the “Educations” section of the Application Verify Report and Instructions
Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen
The information regarding the Selected Student Loans was found to be in agreement without exception.
Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 11,357 Student Loans in the Data File does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.
We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Responsible Party and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Responsible Party, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
November 6, 2026

Exhibit A – Instructions
Attribute	Instructions
Loan Type
Loan Type is considered to be:

•     Fixed rate loan if the “CURRENT STRATEGY” field on #NM ST Screen begins with “E” or “D,” or
•     Variable rate loan if the “CURRENT STRATEGY” field on #NM ST Screen begins with “V” or “R.”

Payment Frequency
Payment Frequency is considered to be:

•     “Bi-Weekly” if the 45th position of the “MISC 13” field on #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on #CMS Screen indicates “0,” or
•     “Monthly” if the 45th position of the “MISC 13” field on #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on #CMS Screen indicates “A” or “J.”
For Selected Student Loans #80, #213, and #254, the Payment Frequency in the Data File did not agree to the criteria above. We were instructed by the Responsible Party to utilize the Payment Frequency Support for the changes made to the Payment Frequency after the Cutoff Date. These are not considered exceptions.

Loan Status
Loan Status is considered to be “active” if:

(i)    the “CURR LOAN STAT” field on #EDH Screen is “RPMT” and the “MISC FIELD 2” column on #BS3 Screen is “D0000,”
(ii)   the “CURR LOAN STAT” field on #EDH Screen is “FORB,” “FORD,” or “SSFP” and the “MISC FIELD 2” column on #BS3 Screen is “P0000,”
(iii)   the “STAT” column on #EDH Screen does not begin with letter “P” or,
(iv)   the “FIRST ACTIVE DATE” field on #NM MN Screen is prior to the Cutoff Date.

Current Principal Balance
Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):

(i)   Compare to the “ACCOUNT BALANCE” column on #CSS Screen or documentation of a change that affects the current principal balance on #CIS Screen.
(ii)   Compare to the amount in the “CUR BAL” field on #BS Screen.
(iii)   Compare to the amount in the “FINANCIAL INSTITUTION” field on #NM CC Screen.

A-1

Attribute	Instructions

(iv)    Recompute the Current Principal Balance as follows:
a.       Add any applicable Repayment Fee (shown under the “RPMT FEE” field on #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on #ED2 Screen) to the “ACCOUNT BALANCE” column on #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on #CSS Screen or the #CDS Screen), applicable adjustment (shown under the “ADJUSTMENT” field on #CSS Screen or the #CDS Screen), or applicable disbursement return amount (shown under the “MEMO TEXT” field on #CMS Screen);
b.       Subtract any amount indicated in the “RETRO PROCESSING” field on #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by subtracting the recalculated accrued interest (“Interest Rate” field on #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on #CSS Screen) from the first Payment made under the “PAYMENT” field on #CSS Screen or the #CDS Screen; and,
c.        Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term
Recompute as follows:

(i)   Subtract the Cutoff Date from either (1) the date one month after the “MATURITY DT” field on #EDH Screen, or (2) the date indicated in the notation of status change on #CIS Screen;
(ii)    Divide the result by the average number of days in a month (i.e., 30.4375, based on 365.25 days in a year); and,
(iii)    If the Cutoff Date was later than the “DUE DATE” field on #EDH Screen, subtract one month from (ii).

School Type
School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name
School Name is considered to be:

•     The school name with the most recent, highest completed degree, in the “Educations” section of the Application Verify Report;
•     The name of the borrower’s parent’s high school if (i) the school name in the “underwritten_education_school_name” field in the Data File is a high school and (ii) the “is_parent_plus” field in the Data File indicates “Yes; “ or,
•     “No” if the “Educations” section of the Application Verify Report indicates “incomplete_grads.”

A-2

Attribute	Instructions
School Name appearing in Title IV Federal Aid Programs
Instructions are listed in order of priority until the attribute was agreed:

(i)      Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List;
(ii)     Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List;
(iii)     Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List; or,
(iv)    Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appears in the “Educations” section of the Application Verify Report for Selected Student Loans.
In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree
School Degree is considered to be:

•    The most recent, highest completed degree, in the “Educations” section of the Application Verify Report;
•    “Masters” or “MD” if the “Educations” section of the Application Verify Report indicates “medical_other” or “DO,” respectively;
•    “NonGrad” if the “Educations” section of the Application Verify Report indicates “incomplete_grads;” or,
•    “High School” if (i) the school name in the “underwritten_education_ degree” field in the Data File is a high school and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

A-3